SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 2001
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                          FIRST MIDWEST FINANCIAL, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                         0-22140                42-1406262
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(State or other jurisdiction      (Commission File No.)     (IRS Employer
 of incorporation)                                           Identification No.)


                      Fifth at Erie, Storm Lake, Iowa 50588
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (712) 732-4117
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                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5.    Other Events

               On August 1, 2001, the Registrant issued the attached press release announcing the authorization of a stock repurchase program.

Item 7. Financial Statements and Exhibits

               (a)  Exhibits

                    1. Press release dated August 1, 2001.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 FIRST MIDWEST FINANCIAL, INC.




Date:   August 7, 2001           By:  /s/ Donald J. Winchell
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                                      Donald J. Winchell, Senior Vice President,
                                      Treasurer, Chief Financial Officer and
                                      Principal Accounting Officer